                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                           Date of Report: May 24 1996



                       CHEMICAL MASTER CREDIT CARD TRUST I
               (SERIES 1995-1, 1995-2, 1995-3, 1996-1 and 1996-2)
                             (Issuer of Securities)
                                  CHEMICAL BANK
                             (Sponsor of the Trust)
                          (Exact name of registrant as
                            specified in its charter)

      New York                      33-94190                  13-4994650
- ----------------------          ----------------          -------------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)

        270 Park Avenue, New York                                  10017
- --------------------------------------------                    ----------
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 270-6000

                           Exhibit Index is on Page 4

                                Page 1 of 9 Pages

Item 5.  Other Events.

              On or about May 15, 1996, Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between Chemical Bank and The Bank of New York, as trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chemical Master Credit Card Trust I for Series 1995-1, 1995-2, 1995-3, 1996-1 and 1996-2 in accordance with the Agreement. A copy of the Monthly Report for the month ended April 30, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. A copy of that Monthly Report is being filed as Exhibit 28 to this Current Report on Form 8-K.

Item 7(c).  Exhibits.

               Exhibit No.                         Description
               -----------                         -----------

                  20.1                    Monthly Reports for the month
                                              ended April 30, 1996
                                               for Series 1995-1,
                                          Series 1995-2, Series 1995-3,
                                            Series 1996-1 and 1996-2



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
                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 24 1996


                                            CHEMICAL BANK, As Servicer



                                            By: /s/Richard L. Craig
                                               ---------------------------------
                                                Name:   Richard L. Craig
                                                Title:  Managing Director

                                INDEX TO EXHIBITS

  Exhibit No.                       Description                         Page
  -----------                       -----------                         ----

     20.1               Monthly Reports for the month ended               5
                                  April 30, 1996
                                for Series 1995-1,
                           Series 1995-2, Series 1995-3,
                          Series 1996-1 and Series 1996-2



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